UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: July 31

Date of reporting period: April 30, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET

CORE PLUS BOND FUND

FORM N-Q

APRIL 30, 2010

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES - 36.2%
CONSUMER DISCRETIONARY - 2.3%
Automobiles - 0.1%
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	563,000	$211,125	(a)
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	31,000	12,012	(a)

Total Automobiles				223,137

Diversified Consumer Services - 0.1%
Service Corp. International, Senior Notes	7.625%	10/1/18	24,000	24,660
Service Corp. International, Senior Notes	7.500%	4/1/27	73,000	69,168

Total Diversified Consumer Services				93,828

Hotels, Restaurants & Leisure - 0.1%
MGM MIRAGE Inc., Notes	6.750%	9/1/12	173,000	167,810
MGM MIRAGE Inc., Senior Notes	7.625%	1/15/17	10,000	8,850
Station Casinos Inc., Senior Notes	7.750%	8/15/16	79,000	4,444	(a)(b)
Station Casinos Inc., Senior Subordinated Notes	6.875%	3/1/16	35,000	483	(a)(b)

Total Hotels, Restaurants & Leisure				181,587

Media - 2.0%
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	20,176	24,312	(c)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	48,000	47,280	(c)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	69,000	84,444
Comcast Corp., Notes	6.500%	1/15/15	539,000	611,753
Comcast Corp., Notes	5.875%	2/15/18	55,000	59,403
Comcast Corp., Senior Notes	6.500%	1/15/17	20,000	22,428
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	14,000	14,770
CSC Holdings Inc., Senior Notes	8.625%	2/15/19	40,000	43,900	(c)
DISH DBS Corp., Senior Notes	7.000%	10/1/13	35,000	36,400
DISH DBS Corp., Senior Notes	6.625%	10/1/14	66,000	66,825
DISH DBS Corp., Senior Notes	7.750%	5/31/15	35,000	36,925
DISH DBS Corp., Senior Notes	7.875%	9/1/19	50,000	52,750
LIN Television Corp., Senior Subordinated Notes	6.500%	5/15/13	86,000	84,925
News America Inc., Notes	5.300%	12/15/14	864,000	950,539
News America Inc., Senior Notes	6.650%	11/15/37	20,000	21,713
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	240,000	304,897
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	560,000	702,811
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	230,000	281,582
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	150,000	162,671
Time Warner Inc., Senior Notes	7.625%	4/15/31	215,000	250,536

Total Media				3,860,864

TOTAL CONSUMER DISCRETIONARY				4,359,416

CONSUMER STAPLES - 2.0%
Beverages - 0.8%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	340,000	356,155
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	110,000	111,758	(c)
Diageo Capital PLC, Notes	7.375%	1/15/14	620,000	724,593
PepsiCo Inc., Senior Notes	7.900%	11/1/18	300,000	379,033

Total Beverages				1,571,539

Food & Staples Retailing - 0.5%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	510,000	582,911
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	343,202	372,626

Total Food & Staples Retailing				955,537

Food Products - 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	510,000	529,983

Household Products - 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	210,000	218,400	(c)

Tobacco - 0.3%
Altria Group Inc., Senior Notes	8.500%	11/10/13	200,000	235,268
Reynolds American Inc., Senior Notes	7.250%	6/1/12	80,000	87,383

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Tobacco - 0.3% (continued)
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	150,000	$168,877

Total Tobacco				491,528

TOTAL CONSUMER STAPLES				3,766,987

ENERGY - 5.1%
Energy Equipment & Services - 0.3%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	320,000	390,280
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	135,000	138,713

Total Energy Equipment & Services				528,993

Oil, Gas & Consumable Fuels - 4.8%
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	190,000	239,266
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	14,000	14,590
Apache Corp., Notes	6.000%	9/15/13	290,000	325,813
BP Capital Markets PLC, Guaranteed Notes	5.250%	11/7/13	430,000	475,109
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	140,000	146,765
Chesapeake Energy Corp., Senior Notes	6.375%	6/15/15	17,000	16,915
Chesapeake Energy Corp., Senior Notes	6.625%	1/15/16	31,000	30,690
Chesapeake Energy Corp., Senior Notes	6.250%	1/15/18	14,000	13,580
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	135,000	135,675
Compagnie Generale de Geophysique SA, Senior Notes	7.500%	5/15/15	24,000	24,420
Compagnie Generale de Geophysique SA, Senior Notes	7.750%	5/15/17	100,000	101,500
ConocoPhillips, Notes	6.500%	2/1/39	380,000	440,319
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	55,000	66,098
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	140,000	149,800	(c)
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	9,000	9,026
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	240,000	241,684
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	484,000	499,675
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	270,000	337,895
Enterprise Products Operating LP, Senior Notes	9.750%	1/31/14	400,000	490,526
Hess Corp., Notes	8.125%	2/15/19	560,000	697,279
Hess Corp., Notes	7.875%	10/1/29	20,000	24,487
Hess Corp., Notes	7.300%	8/15/31	109,000	127,418
Kerr-McGee Corp., Notes	6.950%	7/1/24	221,000	250,224
Kerr-McGee Corp., Notes	7.875%	9/15/31	217,000	258,674
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	160,000	179,097
Kinder Morgan Energy Partners LP, Notes	6.750%	3/15/11	164,000	171,664
Kinder Morgan Energy Partners LP, Senior Notes	5.850%	9/15/12	50,000	54,399
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	21,000	23,064
Noble Energy Inc., Senior Notes	8.250%	3/1/19	290,000	357,592
Occidental Petroleum Corp., Senior Notes	7.000%	11/1/13	510,000	594,688
OPTI Canada Inc., Senior Secured Notes	7.875%	12/15/14	24,000	22,980
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	28,000	27,020
Peabody Energy Corp., Senior Notes	6.875%	3/15/13	6,000	6,105
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	359,000	355,777
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	137,000	148,775
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	122,000	124,521
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	135,000	142,425	(c)
SandRidge Energy Inc., Senior Notes	8.750%	1/15/20	25,000	25,250	(c)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	80,000	81,017
Shell International Finance BV, Senior Notes	6.375%	12/15/38	260,000	295,708
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	48,000	56,018
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	14,000	14,525
Williams Cos. Inc., Debentures	7.500%	1/15/31	74,000	83,679
Williams Cos. Inc., Notes	7.875%	9/1/21	133,000	159,519
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	133,000	153,552
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	233,000	296,808
XTO Energy Inc., Senior Notes	7.500%	4/15/12	48,000	53,701
XTO Energy Inc., Senior Notes	6.500%	12/15/18	400,000	470,786

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - 4.8% (continued)
XTO Energy Inc., Senior Notes	6.750%	8/1/37	30,000	$36,156

Total Oil, Gas & Consumable Fuels				9,052,254

TOTAL ENERGY				9,581,247

FINANCIALS - 16.9%
Capital Markets - 2.2%
Credit Suisse Guernsey Ltd., Junior Subordinated Notes	5.860%	5/15/17	158,000	149,902	(d)(e)
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	20,000	15,925	(d)(e)
Goldman Sachs Group Inc., Notes	4.500%	6/15/10	366,000	367,190
Goldman Sachs Group Inc., Notes	6.600%	1/15/12	40,000	42,649
Goldman Sachs Group Inc., Notes	5.450%	11/1/12	80,000	84,720
Goldman Sachs Group Inc., Notes	4.750%	7/15/13	30,000	31,063
Goldman Sachs Group Inc., Notes	5.250%	10/15/13	80,000	83,983
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	20,000	20,982
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	60,000	61,154
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	230,000	247,637
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	570,000	554,702
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	120,000	34,200	(a)(b)(c)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	1,020,000	290,700	(a)(b)(c)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	20,000	52	(a)(d)(e)
Lehman Brothers Holdings E-Capital Trust I, Notes	6.155%	8/19/65	190,000	494	(a)(d)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	1,070,000	4,013	(a)
Morgan Stanley, Medium-Term Notes	0.754%	10/18/16	422,000	389,468	(d)
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	1,410,000	1,439,738
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	280,000	282,899

Total Capital Markets				4,101,471

Commercial Banks - 4.8%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	10,000	7,400	(d)(e)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	490,000	507,815	(c)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	240,000	257,654
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	110,000	114,806	(c)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	230,000	235,237	(c)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	100,000	102,371	(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	500,000	525,000	(c)(d)(e)
Dexia Credit Local, Notes	2.375%	9/23/11	170,000	173,331	(c)
Glitnir Banki HF, Notes	6.330%	7/28/11	250,000	79,375	(a)(b)(c)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	373,000	1,399	(a)(b)(c)(d)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	1,200,000	1,107,000	(d)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	284,000	275,215	(c)(d)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	546,000	73,710	(a)(b)(c)
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	420,000	417,500	(c)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	330,000	327,654	(c)
Lloyds TSB Bank PLC, Senior Notes	2.800%	4/2/12	250,000	255,367	(c)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	320,000	327,145	(c)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	210,000	209,486	(c)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	180,000	232,240	(c)(d)(e)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	214,000	212,388	(c)(d)(e)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	100,000	65,250	(a)(d)(e)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	420,000	431,798
Royal Bank of Scotland Group PLC, Senior Subordinated Notes	6.375%	2/1/11	20,000	20,287
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	110,000	108,488
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	230,000	227,256

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Commercial Banks - 4.8% (continued)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	130,000	$125,758
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	160,000	164,231
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	122,000	126,599	(c)
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	300,000	298,808	(c)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	301,000	236,363	(c)(d)(e)
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	138,000	116,508	(d)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	892,000	947,211
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	387,000	357,165
Wells Fargo Capital XV, Junior Subordinated Notes	9.750%	9/26/13	380,000	427,500	(d)(e)

Total Commercial Banks				9,095,315

Consumer Finance - 2.9%
Aiful Corp., Notes	5.000%	8/10/10	173,000	167,161	(c)
American Express Co., Subordinated Debentures	6.800%	9/1/66	231,000	229,268	(d)
American Express Credit Corp., Medium-Term Notes	5.875%	5/2/13	60,000	65,643
American Express Credit Corp., Senior Notes	5.125%	8/25/14	710,000	764,145
American General Finance Corp., Medium-Term Notes	6.900%	12/15/17	100,000	84,077
Caterpillar Financial Services Corp., Senior Notes	6.200%	9/30/13	410,000	463,485
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	520,000	629,790
GMAC Inc., Notes	2.200%	12/19/12	390,000	397,499
GMAC Inc., Senior Notes	7.250%	3/2/11	19,000	19,451
GMAC Inc., Senior Notes	6.625%	5/15/12	1,011,000	1,029,956
GMAC Inc., Senior Notes	7.500%	12/31/13	122,000	125,355
SLM Corp., Medium-Term Notes	5.000%	10/1/13	177,000	174,675
SLM Corp., Medium-Term Notes	5.375%	5/15/14	577,000	553,007
SLM Corp., Medium-Term Notes	5.050%	11/14/14	69,000	63,992
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	66,000	50,137
SLM Corp., Senior Notes	8.000%	3/25/20	720,000	694,157

Total Consumer Finance				5,511,798

Diversified Financial Services - 5.7%
Bank of America Corp., Senior Notes	4.500%	4/1/15	280,000	282,873
Bank of America Corp., Senior Notes	7.625%	6/1/19	170,000	194,383
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	970,000	963,431
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	130,000	134,016
CCM Merger Inc., Notes	8.000%	8/1/13	14,000	12,967	(c)
Citigroup Funding Inc.	2.125%	7/12/12	440,000	448,853
Citigroup Funding Inc., Notes	2.250%	12/10/12	430,000	438,677
Citigroup Inc., Notes	6.500%	8/19/13	530,000	573,763
Citigroup Inc., Senior Notes	6.375%	8/12/14	90,000	97,184
Citigroup Inc., Senior Notes	5.500%	10/15/14	160,000	166,376
Citigroup Inc., Senior Notes	6.010%	1/15/15	410,000	437,405
Citigroup Inc., Senior Notes	6.875%	3/5/38	480,000	505,845
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	590,000	597,813
El Paso Performance-Linked Trust Certificates, Senior Notes	7.750%	7/15/11	384,000	400,797	(c)
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	1,290,000	1,313,490
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	160,000	177,306
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,200,000	1,338,302
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	580,000	558,975	(d)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	110,000	84,150	(c)(d)
JPMorgan Chase & Co., Subordinated Notes	6.625%	3/15/12	947,000	1,028,362
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	249,000	269,183
Merna Reinsurance Ltd., Subordinated Notes	2.040%	7/7/10	500,000	496,900	(c)(d)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	204,000	219,300	(c)
TNK-BP Finance SA, Senior Notes	6.625%	3/20/17	100,000	102,750	(c)

Total Diversified Financial Services				10,843,101

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Insurance - 1.1%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	250,000	$192,500
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	60,000	55,935
American International Group Inc., Senior Notes	8.250%	8/15/18	160,000	170,962
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	380,000	387,739
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	608,000	577,600
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	280,000	316,788	(c)
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/37	411,000	404,765	(d)

Total Insurance				2,106,289

Real Estate Investment Trusts (REITs) - 0.0%
Host Hotels & Resorts LP, Senior Notes	7.125%	11/1/13	45,000	46,013

Real Estate Management & Development - 0.2%
Realogy Corp., Senior Notes	10.500%	4/15/14	273,000	255,938

TOTAL FINANCIALS				31,959,925

HEALTH CARE - 1.7%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	150,000	152,692

Health Care Providers & Services - 0.8%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	104,000	109,460
DaVita Inc., Senior Notes	6.625%	3/15/13	150,000	152,250
HCA Inc., Senior Notes	6.300%	10/1/12	17,000	17,340
HCA Inc., Senior Notes	6.250%	2/15/13	97,000	98,091
HCA Inc., Senior Notes	5.750%	3/15/14	174,000	169,650
HCA Inc., Senior Secured Notes	9.625%	11/15/16	37,000	40,330	(f)
Humana Inc., Senior Notes	7.200%	6/15/18	240,000	265,151
Tenet Healthcare Corp., Senior Notes	9.000%	5/1/15	70,000	76,562	(c)
Tenet Healthcare Corp., Senior Notes	10.000%	5/1/18	60,000	68,625	(c)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	42,000	46,463	(c)
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	310,000	336,361
WellPoint Inc., Notes	5.875%	6/15/17	20,000	21,733
WellPoint Inc., Notes	7.000%	2/15/19	140,000	161,458

Total Health Care Providers & Services				1,563,474

Pharmaceuticals - 0.8%
Abbott Laboratories, Senior Notes	5.125%	4/1/19	570,000	614,746
Pfizer Inc., Senior Notes	6.200%	3/15/19	380,000	434,065
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	220,000	247,116	(c)
Wyeth, Notes	5.950%	4/1/37	263,000	283,973

Total Pharmaceuticals				1,579,900

TOTAL HEALTH CARE				3,296,066

INDUSTRIALS - 1.4%
Aerospace & Defense - 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	170,000	191,298
Boeing Co., Senior Notes	4.875%	2/15/20	80,000	83,733
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	100,000	102,875

Total Aerospace & Defense				377,906

Airlines - 0.2%
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	168,540	172,332
United Airlines Inc., Notes	9.750%	1/15/17	130,000	142,390

Total Airlines				314,722

Commercial Services & Supplies - 0.2%
Waste Management Inc., Senior Notes	6.375%	11/15/12	353,000	391,502

Industrial Conglomerates - 0.6%
Tyco International Group SA, Notes	6.000%	11/15/13	1,090,000	1,217,890

Road & Rail - 0.2%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	125,000	148,438

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Road & Rail - 0.2% (continued)
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	189,000	$204,592

Total Road & Rail				353,030

TOTAL INDUSTRIALS				2,655,050

INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	15,000	14,494
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	40,000	44,115

TOTAL INFORMATION TECHNOLOGY				58,609

MATERIALS - 1.7%
Chemicals - 0.3%
CF Industries Inc., Senior Notes	6.875%	5/1/18	170,000	177,650
CF Industries Inc., Senior Notes	7.125%	5/1/20	120,000	126,600
FMC Finance III SA, Senior Notes	6.875%	7/15/17	220,000	229,350

Total Chemicals				533,600

Containers & Packaging - 0.1%
Ball Corp., Senior Notes	6.750%	9/15/20	170,000	174,675

Metals & Mining - 1.3%
Alcoa Inc., Notes	6.000%	7/15/13	20,000	21,512
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	140,000	164,303
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	460,000	533,792
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	138,000	154,938
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	380,000	431,965
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	370,000	477,477
Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	25,000	26,312
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	76,000	77,900
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	60,000	62,400	(c)
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	15,000	18,300
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	15,000	18,150
Teck Resources Ltd., Senior Secured Notes	10.750%	5/15/19	30,000	37,500
Vale Overseas Ltd., Notes	6.875%	11/21/36	308,000	324,117
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	230,000	249,550	(c)

Total Metals & Mining				2,598,216

TOTAL MATERIALS				3,306,491

TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 2.5%
AT&T Inc., Global Notes	5.500%	2/1/18	320,000	345,335
AT&T Inc., Global Notes	5.800%	2/15/19	60,000	65,437
AT&T Inc., Global Notes	6.550%	2/15/39	350,000	376,491
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	391,000	427,264
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	167,000	178,272
Koninklijke KPN NV, Senior Notes	8.000%	10/1/10	249,000	256,315
Qwest Corp., Senior Notes	7.500%	10/1/14	190,000	208,762
Telecom Italia Capital S.p.A., Senior Notes	5.250%	10/1/15	989,000	1,021,038
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	330,000	330,967
Verizon Florida Inc., Senior Notes	6.125%	1/15/13	1,179,000	1,285,969
Verizon New York Inc., Senior Debentures	6.875%	4/1/12	104,000	113,120
Windstream Corp., Senior Notes	8.625%	8/1/16	90,000	92,588

Total Diversified Telecommunication Services				4,701,558

Wireless Telecommunication Services - 0.6%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	140,000	150,099
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	100,000	101,187	(c)
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	30,000	38,016
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	135,000	140,737
Rogers Cable Inc., Senior Secured Second Priority Notes	6.250%	6/15/13	35,000	38,855
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	80,000	92,377

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Wireless Telecommunication Services - 0.6% (continued)
Sprint Capital Corp., Global Notes	6.900%	5/1/19	30,000	$28,537
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	498,000	527,880
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,000	1,005

Total Wireless Telecommunication Services				1,118,693

TOTAL TELECOMMUNICATION SERVICES				5,820,251

UTILITIES - 2.0%
Electric Utilities - 0.9%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	181,000	199,738
Exelon Corp., Bonds	5.625%	6/15/35	436,000	421,252
FirstEnergy Corp., Notes	6.450%	11/15/11	10,000	10,611
FirstEnergy Corp., Notes	7.375%	11/15/31	562,000	601,289
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	160,000	170,399
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	180,000	223,740

Total Electric Utilities				1,627,029

Gas Utilities - 0.0%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	3,000	3,544

Independent Power Producers & Energy Traders - 0.8%
AES Corp., Senior Notes	8.875%	2/15/11	18,000	18,720
AES Corp., Senior Notes	7.750%	3/1/14	12,000	12,270
AES Corp., Senior Notes	7.750%	10/15/15	100,000	102,500
AES Corp., Senior Notes	8.000%	6/1/20	670,000	690,100
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	155,000	161,200	(c)
Dynegy Holdings Inc., Senior Notes	7.750%	6/1/19	22,000	17,710
Edison Mission Energy, Senior Notes	7.625%	5/15/27	11,000	7,535
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	56,180	41,011	(f)
NRG Energy Inc., Senior Notes	7.250%	2/1/14	20,000	20,325
NRG Energy Inc., Senior Notes	7.375%	2/1/16	75,000	74,437
NRG Energy Inc., Senior Notes	7.375%	1/15/17	45,000	44,438
TXU Corp., Senior Notes	5.550%	11/15/14	159,000	120,225
TXU Corp., Senior Notes	6.500%	11/15/24	35,000	18,550
TXU Corp., Senior Notes	6.550%	11/15/34	327,000	168,405

Total Independent Power Producers & Energy Traders				1,497,426

Multi-Utilities - 0.3%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	415,000	451,800
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	90,000	115,914

Total Multi-Utilities				567,714

TOTAL UTILITIES				3,695,713

TOTAL CORPORATE BONDS & NOTES (Cost - $68,038,185)				68,499,755

ASSET-BACKED SECURITIES - 2.9%
FINANCIALS - 2.9%
Automobiles - 0.3%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	260,000	263,140	(c)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	330,000	349,666	(c)

Total Automobiles				612,806

Home Equity - 2.4%
CIT Group Home Equity Loan Trust, 2003-1 A4	3.930%	3/20/32	777,899	743,762
Countrywide Asset-Backed Certificates, 2007-SD1 A1	0.713%	3/25/47	753,361	331,685	(c)(d)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.380%	11/15/36	114,926	93,386	(d)
EMC Mortgage Loan Trust, 2004-B A1	0.713%	1/25/41	86,970	85,648	(c)(d)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.473%	11/25/36	233,745	93,134	(d)

GSRPM Mortgage Loan Trust, 2007-1 A	0.663%	10/25/46	233,361	100,255	(c)(d)
Option One Mortgage Loan Trust, 2003-1 A2	1.103%	2/25/33	72,180	60,850	(d)
RAAC Series, 2006-RP4 A	0.553%	1/25/46	109,003	64,955	(c)(d)
RAAC Series, 2007-RP3 A	0.643%	10/25/46	258,748	158,334	(c)(d)
Renaissance Home Equity Loan Trust, 2003-1 A	0.693%	6/25/33	35,332	29,123	(d)
Renaissance Home Equity Loan Trust, 2003-3 A	0.763%	12/25/33	324,667	276,971	(d)
SACO I Trust, 2005-2 A	0.463%	4/25/35	35,087	13,765	(c)(d)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Home Equity - 2.4% (continued)
Structured Asset Securities Corp., 2005-7XS 1A2B	5.270%	4/25/35	2,716,139	$2,516,206

Total Home Equity				4,568,074

Student Loan - 0.2%
Nelnet Student Loan Trust, 2008-4 A4	1.796%	4/25/24	300,000	317,073	(d)

TOTAL ASSET-BACKED SECURITIES (Cost - $6,373,766)				5,497,953

COLLATERALIZED MORTGAGE OBLIGATIONS - 9.0%
American Home Mortgage Assets, 2006-2 2A1	0.453%	9/25/46	145,726	84,652	(d)
Banc of America Commercial Mortgage Inc., 2007-5 A3	5.620%	2/10/51	60,000	61,768
Banc of America Funding Corp., 2004-B 3A2	3.464%	12/20/34	229,236	167,486	(d)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.199%	12/25/34	345,669	345,591	(d)
Bayview Commercial Asset Trust, 2006-1A A1	0.533%	4/25/36	1,804,812	1,408,296	(c)(d)
Countrywide Alternative Loan Trust, 2003-20CB 1A1	5.500%	10/25/33	133,661	134,305
Countrywide Alternative Loan Trust, 2004-14T2 A6	5.500%	8/25/34	1,732,909	1,702,555
Countrywide Alternative Loan Trust, 2006-0A1 2A1	0.466%	3/20/46	100,506	56,238	(d)
Countrywide Alternative Loan Trust, 2006-OA17 1A1A	0.451%	12/20/46	816,791	440,569	(d)
Credit Suisse Mortgage Capital Certificates, 2007-C1 A3	5.383%	2/15/40	190,000	180,019
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.713%	6/25/34	243,417	192,505	(d)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.633%	2/25/37	308,034	161,912	(d)
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	200,000	191,227
Greenpoint Mortgage Funding Trust, 2006-AR4 A1A	0.363%	9/25/46	307,830	302,800	(d)
Greenpoint Mortgage Funding Trust, 2007-AR1 1A1A	0.343%	2/25/47	880,800	704,898	(d)
Greenpoint Mortgage Funding Trust, 2007-AR2 1A1	0.393%	4/25/47	556,826	412,396	(d)
GS Mortgage Securities Trust, 2007-GG10 A4	5.999%	8/10/45	190,000	186,454	(d)
Harborview Mortgage Loan Trust, 2006-7 2A1A	0.456%	9/19/46	1,011,393	616,514	(d)
Harborview Mortgage Loan Trust, 2007-4 2A1	0.476%	7/19/47	804,302	547,574	(d)
IMPAC Secured Assets Corp., 2005-1 5A1	0.533%	7/25/35	48,629	27,238	(d)
IMPAC Secured Assets Corp., 2006-1 1A2B	0.463%	5/25/36	248,195	112,602	(d)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	5.552%	8/25/37	875,259	504,966	(d)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-LDPX A3	5.420%	1/15/49	550,000	531,264
LB-UBS Commercial Mortgage Trust, 2005-C3 A5	4.739%	7/15/30	1,500,000	1,547,889
Lehman XS Trust, 2007-8H A1	0.393%	6/25/37	863,100	406,522	(d)
MASTR Adjustable Rate Mortgages Trust, 2004-6 5A1	3.339%	7/25/34	784,785	724,537	(d)
MASTR Adjustable Rate Mortgages Trust, 2005-1 7A1	2.906%	2/25/35	325,072	243,111	(d)
MASTR Alternative Loans Trust, PAC, 2003-7 7A1	0.663%	11/25/33	114,501	109,741	(d)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.801%	2/25/35	650,051	654,506	(d)
Merrill Lynch Mortgage Trust, 2006-C1 A4	5.838%	5/12/39	1,043,863	1,088,626	(d)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	300,000	287,489	(d)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	621,278	388,243
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4	0.713%	1/25/37	486,506	273,654	(d)
Residential Accredit Loans Inc., 2006-QO7 3A2	0.468%	9/25/46	500,000	201,152	(d)
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	329,478	306,761

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Residential Asset Securitization Trust, PAC, 2004- A2 1A3	0.663%	5/25/34	123,875	$103,431	(d)
Structured Adjustable Rate Mortgage Loan Trust, 2004-8 1A1	2.883%	7/25/34	5,609	4,957	(d)
Structured Asset Securities Corp., 2005-RF1 A	0.613%	3/25/35	114,972	92,316	(c)(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2007-0A5 1A	1.213%	6/25/47	57,249	36,827	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2007-HY4 4A1	5.508%	9/25/36	510,947	442,709	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.583%	8/25/45	211,354	174,046	(d)
Wells Fargo Mortgage Backed Securities Trust, 2005-AR4 2A2	3.017%	4/25/35	839,860	824,911	(d)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $20,002,782)				16,985,257

COLLATERALIZED SENIOR LOAN - 0.2%
INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
First Data Corp., Term Loan B2 (Cost - $427,500)	3.032 - 3.040%	6/30/10	438,750	394,924	(c)(g)(h)

MORTGAGE-BACKED SECURITIES - 25.3%
FHLMC - 4.2%
Federal Home Loan Mortgage Corp. (FHLMC)	5.242%	1/1/36	495,024	520,712	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.765%	2/1/37	87,589	92,823	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	6.150%	2/1/37	117,050	123,412	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.760%	5/1/37	211,953	224,456	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.829%	5/1/37	239,075	253,534	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	5/1/13-11/1/35	183,363	194,397
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	9/1/14-1/1/32	555,786	605,665
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	3/1/17	854,296	922,437
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	6/14/40	4,800,000	5,052,749	(i)

Total FHLMC				7,990,185

FNMA - 17.6%
Federal National Mortgage Association (FNMA)	6.500%	2/1/14-6/1/15	6,178	6,665
Federal National Mortgage Association (FNMA)	5.500%	5/18/25	8,500,000	9,084,375	(i)
Federal National Mortgage Association (FNMA)	6.000%	6/1/32-7/1/37	9,474,892	10,147,195
Federal National Mortgage Association (FNMA)	5.000%	6/1/35-5/1/38	5,979,662	6,136,805
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-1/1/37	477,422	503,983
Federal National Mortgage Association (FNMA)	5.850%	8/1/37	1,031,000	1,088,432	(d)
Federal National Mortgage Association (FNMA)	4.500%	5/13/40	3,400,000	3,428,689	(i)
Federal National Mortgage Association (FNMA)	6.500%	5/13/40	900,000	973,125	(i)
Federal National Mortgage Association (FNMA)	5.000%	6/14/40	1,900,000	1,959,079	(i)

Total FNMA				33,328,348

GNMA - 3.5%
Government National Mortgage Association (GNMA)	8.500%	11/15/27	4,966	5,777
Government National Mortgage Association (GNMA)	6.000%	7/15/29-2/15/37	2,351,707	2,528,001
Government National Mortgage Association (GNMA)	6.500%	9/15/36-10/15/36	224,572	243,823
Government National Mortgage Association (GNMA)	4.500%	5/20/40	1,900,000	1,926,636	(i)
Government National Mortgage Association (GNMA)	5.500%	5/20/40	1,700,000	1,802,535	(i)

Total GNMA				6,506,772

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $46,152,096)				47,825,305

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
MUNICIPAL BONDS - 0.2%
California - 0.1%
California State, GO, Build America Bonds	7.300%	10/1/39	190,000		$203,566

Georgia - 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	120,000		125,969
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	70,000		73,651

Total Georgia					199,620

TOTAL MUNICIPAL BONDS (Cost - $381,564)					403,186

SOVEREIGN BONDS - 0.6%
Greece - 0.4%
Hellenic Republic Government Bond, Bonds	6.100%	8/20/15	780,000	EUR	835,186

Mexico - 0.2%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	286,000		311,740

Russia - 0.0%
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	9,200		10,563	(c)

Uruguay - 0.0%
Republic of Uruguay, Benchmark Bonds	7.875%	1/15/33	1		1	(f)

TOTAL SOVEREIGN BONDS (Cost - $1,365,168)					1,157,490

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 24.0%
U.S. Government Agencies - 3.5%
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	691,000		730,803	(c)
Federal Home Loan Bank (FHLB), Global Bonds	1.750%	8/22/12	250,000		252,546
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	345,000		374,416
Federal Home Loan Mortgage Corp. (FHLMC)	2.875%	2/9/15	650,000		657,475
Federal National Mortgage Association (FNMA)	3.875%	7/12/13	150,000		160,210
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	250,000		307,100
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	500,000		539,500
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	460,000		493,622
Federal National Mortgage Association (FNMA), zero coupon bond	0.000%	10/9/19	1,350,000		809,114
Financing Corp. (FICO) Strip, Bonds, zero coupon bond	0.000%	11/2/18	270,000		190,490
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	0.000%	2/8/18	80,000		58,956
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	0.000%	5/11/18	290,000		210,726
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	0.000%	8/3/18	470,000		336,776
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	0.000%	3/7/19	240,000		165,445
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	0.000%	6/6/19	40,000		27,139
Financing Corp. (FICO) Strip, Notes, zero coupon bond	0.000%	4/6/18	230,000		168,035
Financing Corp. (FICO) Strip, Notes, zero coupon bond	0.000%	8/3/18	280,000		200,633
Financing Corp. (FICO) Strip, Notes, zero coupon bond	0.000%	9/26/19	20,000		13,303
Tennessee Valley Authority	5.250%	9/15/39	180,000		183,716
Tennessee Valley Authority, Bonds	5.980%	4/1/36	733,000		821,371

Total U.S. Government Agencies					6,701,376

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. Government Obligations - 20.5%
U.S. Treasury Bonds	8.750%	8/15/20	290,000	$414,700
U.S. Treasury Bonds	3.500%	2/15/39	80,000	66,850
U.S. Treasury Bonds	4.250%	5/15/39	2,440,000	2,330,200
U.S. Treasury Bonds	4.500%	8/15/39	1,980,000	1,970,409
U.S. Treasury Bonds	4.375%	11/15/39	6,140,000	5,987,458
U.S. Treasury Bonds	4.625%	2/15/40	600,000	609,563
U.S. Treasury Notes	1.750%	4/15/13	801,000	807,132
U.S. Treasury Notes	2.250%	1/31/15	1,530,000	1,524,501
U.S. Treasury Notes	2.375%	2/28/15	130,000	130,102
U.S. Treasury Notes	2.375%	3/31/16	870,000	850,086
U.S. Treasury Notes	3.125%	10/31/16	1,680,000	1,692,862
U.S. Treasury Notes	2.750%	11/30/16	2,140,000	2,105,559
U.S. Treasury Notes	3.125%	1/31/17	2,000,000	2,007,656
U.S. Treasury Notes	3.000%	2/28/17	700,000	696,774
U.S. Treasury Notes	3.125%	4/30/17	550,000	550,430
U.S. Treasury Notes	4.750%	8/15/17	490,000	541,833
U.S. Treasury Notes	3.125%	5/15/19	416,000	401,992
U.S. Treasury Notes	3.625%	8/15/19	2,060,000	2,063,541
U.S. Treasury Notes	3.375%	11/15/19	3,850,000	3,770,293
U.S. Treasury Notes	3.625%	2/15/20	4,060,000	4,048,583
U.S. Treasury Strip Principal (STRIPS), zero coupon bond	0.000%	5/15/18	360,000	272,147
U.S. Treasury Strip Principal (STRIPS), zero coupon bond	0.000%	11/15/24	5,570,000	2,916,430
U.S. Treasury Strip Principal (STRIPS), zero coupon bond	0.000%	2/15/25	5,950,000	3,074,240

Total U.S. Government Obligations				38,833,341

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $45,244,241)				45,534,717

U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.4%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	70,990	73,813
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	536,375	584,774	(j)
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	1,272,706	1,266,144
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	868,290	964,480
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	1,199,926	1,593,183

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $4,171,956)				4,482,394

			SHARES
COMMON STOCK - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SemGroup Corp., Class A Shares (Cost - $4,298)			139	4,038	*

PREFERRED STOCK - 0.1%
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Citigroup Capital XII (Cost - $271,295)	8.500%		10,850	283,863	*(d)

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Futures, Put @ $99.00		9/13/10	15	2,437
Eurodollar Futures, Put @ $99.25		9/13/10	19	3,624
U.S. Treasury 10-Year Notes Futures, Call @ $117.00		5/21/10	14	15,750
U.S. Treasury 10-Year Notes Futures, Call @ $117.50		5/21/10	10	9,062
U.S. Treasury 10-Year Notes Futures, Call @ $118.00		5/21/10	10	6,094
U.S. Treasury 10-Year Notes Futures, Call @ $119.00		5/21/10	37	8,672
U.S. Treasury 10-Year Notes Futures, Put @ $112.00		5/21/10	1	16

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2010

SECURITY		EXPIRATION DATE	CONTRACTS	VALUE
U.S. Treasury 30-Year Bonds Futures, Call @ $121.00		5/21/10	5	$938

TOTAL PURCHASED OPTIONS (Cost - $43,298)				46,593

			WARRANTS
WARRANTS - 0.0%
SemGroup Corp. (Cost - $0)		11/30/14	147	1,213	*(b)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $192,476,149)				191,116,688

	RATE	MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 9.8%
U.S. Government Obligations - 2.6%
U.S. Treasury Bills (Cost - $4,999,827)	0.125%	5/13/10	5,000,000	4,999,827	(k)

Repurchase Agreement - 7.2%
Morgan Stanley tri-party repurchase agreement dated 4/30/10; Proceeds at maturity - $13,558,203; (Fully collateralized by U.S. government agency obligation, 3.620% due 3/8/17; Market value - $13,971,419) (Cost - $13,558,000)	0.180%	5/3/10	13,558,000	13,558,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $18,557,827)				18,557,827

TOTAL INVESTMENTS - 110.7% (Cost - $211,033,976#)				209,674,515
Liabilities in Excess of Other Assets - (10.7)%				(20,296,626)

TOTAL NET ASSETS - 100.0%				$189,377,889

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	The coupon payment on these securities is currently in default as of April 30, 2010.

(b)	Illiquid security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2010.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	The date shown represents the last in a range of interest reset dates.

(h)	Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

EUR	— Euro
GO	— General Obligation
PAC	— Planned Amortization Class
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	6/14/10	$99.38	7	$3,281
Eurodollar Futures, Call	9/13/10	99.13	26	21,938
Eurodollar Futures, Call	3/14/11	98.88	13	11,781
Eurodollar Futures, Call	3/14/11	98.75	14	15,488
Eurodollar Futures, Put	3/14/11	98.75	14	10,238
Eurodollar Futures, Put	9/13/10	98.63	34	2,125
Eurodollar Futures, Put	3/14/11	98.88	13	10,969
U.S. Treasury 10-Year Notes Futures, Call	8/27/10	119.00	14	9,844
U.S. Treasury 10-Year Notes Futures, Call	5/21/10	121.00	12	375
U.S. Treasury 10-Year Notes Futures, Put	8/27/10	111.00	14	3,281

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2010

SECURITY	EXPIRATION DATE	STRIKE RATE	NOTIONAL AMOUNT	VALUE
Interest rate swaption with Barclays Capital Inc., Call	9/2/14	4.70	$550,000	$20,131
Interest rate swaption with Barclays Capital Inc., Put	9/2/14	4.70	550,000	23,498
Interest rate swaption with Credit Suisse First Boston Inc., Call	8/27/14	4.70	1,820,000	66,622
Interest rate swaption with Credit Suisse First Boston Inc., Put	8/27/14	4.70	1,820,000	77,626

TOTAL WRITTEN OPTIONS (Premiums received - $301,546)				$277,197

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Core Plus Bond Fund (formerly known as Legg Mason Partners Core Plus Bond Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$68,499,755	—	$68,499,755
Asset-backed securities	—	5,497,953	—	5,497,953
Collateralized mortgage obligations	—	16,985,257	—	16,985,257
Collateralized senior loan	—	394,924	—	394,924
Mortgage-backed securities	—	47,825,305	—	47,825,305
Municipal bonds	—	403,186	—	403,186
Sovereign bonds	—	1,157,490	—	1,157,490

Notes to Schedule of Investments (unaudited) (continued)

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
U.S. government & agency obligations	—	45,534,717	—	45,534,717
U.S. treasury inflation protected securities	—	4,482,394	—	4,482,394
Common stock	$4,038	—	—	4,038
Preferred stock	—	283,863	—	283,863
Purchased options	46,593	—	—	46,593
Warrants	—	1,213	—	1,213

Total long-term investments	$50,631	$191,066,057	—	$191,116,688

Short-term investments†	—	18,557,827	—	18,557,827

Total investments	$50,631	$209,623,884	—	$209,674,515

Other financial instruments:			—
Futures contracts	$(177,333)	—	—	$(177,333)
Forward foreign currency contracts	—	100,263	—	100,263
Written options	(89,320)	(187,877)	—	(277,197)
Interest rate swaps‡	—	(119,291)	—	(119,291)
Credit default swaps on credit indices – sell protection‡	—	141,323	—	141,323

Total other financial instruments	(266,652)	(65,583)	—	(332,235)

Total	$(216,021)	$209,558,301	—	$209,342,280

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security

Notes to Schedule of Investments (unaudited) (continued)

purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total Return Swaps

The Fund may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(g) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

(h) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Notes to Schedule of Investments (unaudited) (continued)

(j) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(k) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(m) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(n) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Security Transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At April 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,568,270
Gross unrealized depreciation	(8,927,731)

Net unrealized depreciation	$(1,359,461)

At April 30, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	6	6/10	$1,475,652	$1,492,950	$17,298
Ultra Long Term U.S. Treasury Bonds	8	6/10	978,182	992,250	14,068
U.S. Treasury 2-Year Notes	46	6/10	9,982,478	10,008,594	26,116
U.S. Treasury 5-Year Notes	76	6/10	8,765,935	8,805,313	39,378

					96,860

Contracts to Sell:
U.S. Treasury 10-Year Notes	218	6/10	25,517,885	25,703,562	(185,677)
U.S. Treasury 30-Year Bonds	24	6/10	2,768,984	2,857,500	(88,516)

					(274,193)

Net Unrealized Loss on Open Futures Contracts					$(177,333)

At April 30, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain(Loss)
Contracts to Sell:
Euro	400,000	$532,607	5/18/10	$26,317
Euro	1,390,000	1,850,809	5/18/10	40,438
Euro	350,000	466,031	5/18/10	9,598
Euro	1,570,000	2,090,482	5/18/10	26,976
Japanese Yen	88,578,080	943,066	5/18/10	(3,066)

Net Unrealized Gain on Open Forward Foreign Currency Contracts				$100,263

During the period ended April 30, 2010, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding July 31, 2009	215	$187,764
Options written	13,520,763	820,048
Options closed	(4,390,400)	(327,142)
Options exercised	(52)	(49,694)
Options expired	(4,390,365)	(329,430)

Written options, outstanding April 30, 2010	4,740,161	$301,546

Notes to Schedule of Investments (unaudited) (continued)

At April 30, 2010, the Fund held TBA securities with a total cost of $24,179,290.

At April 30, 2010, the Fund held the following open swap contracts:

INTEREST RATE SWAPS

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND ‡	PERIODIC PAYMENTS RECEIVED BY THE FUND ‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Barclays Capital Inc.	$470,000	2/15/25	zero coupon	3-Month LIBOR	—	$(8,304	) *
Barclays Capital Inc.	600,000	2/15/25	zero coupon	3-Month LIBOR	—	(13,654	) *
Barclays Capital Inc.	1,600,000	3/17/20	3.600%	3-Month LIBOR	$1,267	3,856
Barclays Capital Inc.	1,680,000	2/15/25	zero coupon	3-Month LIBOR	—	(40,242	) *
Barclays Capital Inc.	1,740,000	2/15/25	zero coupon	3-Month LIBOR	—	(38,806	) *
Morgan Stanley & Co. Inc.	1,160,000	2/15/25	zero coupon	3-Month LIBOR	—	(23,408	) *

Total	$7,250,000				$1,267	$(120,558)

‡	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Barclays Capital Inc. (CDX North America Crossover Index)	$5,413,314	6/20/13	3.500% quarterly	$236,727	$(139,842)	$376,569
Barclays Capital Inc. (CDX North America Crossover Index)	2,516,800	12/20/12	0.600% quarterly	(19,630)	(82,131)	62,501
Credit Suisse First Boston Inc. (ABX.HE.AAA.06-1 Index)	1,408,785	7/25/45	0.180% monthly	(144,400)	(86,192)	(58,208)
Morgan Stanley & Co. Inc. (Dow Jones CDX Crossover Index)	483,330	6/20/14	5.000% quarterly	68,626	12,619	56,007

Total	$9,822,229			$141,323	$(295,546)	$436,869

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at April 30, 2010.

Notes to Schedule of Investments (unaudited) (continued)

	Futures Contracts				Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$96,860	$(274,193)	$46,593	$(277,197)	—	—	$(119,291)	$(527,228)
Foreign Exchange Contracts	—	—	—	—	$103,329	$(3,066)	—	100,263
Credit Contracts	—	—	—	—	—	—	141,323	141,323
Other Contracts	—	—	—	—	—	—	—	—

Total	$96,860	$(274,193)	$46,593	$(277,197)	$103,329	$(3,066)	$22,032	$(285,642)

During the period ended April 30, 2010, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$27,019
Written options	328,828
Forward foreign currency contracts (to sell)	940,740
Futures contracts (to buy)	48,143,310
Futures contracts (to sell)	15,824,225

Average notional balance
Interest rate swap contracts	$5,568,000
Credit default swap contracts (to buy protection)	650,000
Credit default swap contracts (to sell protection)	10,006,021
Total return swap contracts	225,000

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of April 30, 2010, the total value of swap positions with credit related contingent features in a net liability position was $288,444. If a contingent feature would have been triggered as of April 30, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for all swaps was $500,000.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	June 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	June 28, 2010

By	/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date:	June 28, 2010